SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d)
                   of the Securities Exchange
                           Act of 1934

        Date of Report (Date of earliest event reported):
                          Not Applicable


                 NATIONAL HEALTHCARE CORPORATION
      (Exact name of registrant as specified in its charter)


   Delaware                    333-37185                 52-2057472
  ------------               -------------            ----------------
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)              Identification
incorporation)                                           Number)

100 Vine Street, Suite 1400, City Center, Murfreesboro, Tennessee  37130
            ----------------------------------------------------
             (Address of principal executive offices)


                          (615) 890-2020
        --------------------------------------------------------------
       (Registrant's telephone number, including area code)

                          Not Applicable
       -------------------------------------------------------------------
       (Former name, former address and former fiscal year,
                  if changed since last report)

                    --------------------------------

                     Exhibit Index on Page 3

Item 5.   Other Events.

     On November 5, 1999 the Company disclosed that Lenox Healthcare, Inc. and affiliates, one of which is a substantial debtor of NHC's rehabilitation division, has filed for Chapter 11 Bankruptcy protection in the United States Bankruptcy/District Court in Wilmington, Delaware. A copy of the press release is attached hereto as Exhibit 99.


                            SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL HEALTHCARE CORPORATION



                                        By:    /s/Richard F. LaRoche, Jr.
                                        Name:     Richard F. LaRoche, Jr.
                                        Title: Vice President


Date:   November 8, 1999

                          Exhibit Index


Exhibit No.
99.            Press Release dated November 5, 1999.

National HealthCare Corporation Discloses Customer Restructuring

     National HealthCare Corporation (Amex-NHC) has been informed today that a substantial debtor of its rehabilitation division has filed for Chapter 11 protection in the Untied States Bankruptcy/District Court in Wilmington, Delaware. The debtor is an affiliate of Lenox Healthcare, Inc.
of Pittsfield, Mass. and the total debt owed is approximately $13,500,000.
The debt is collateralized by second mortgages on certain licensed nursing facilities, a first lien on certain accounts receivables, and the assignment of a number of limited partnership and corporate shareholder interests. NHC continues to evaluate whether it has sufficient reserves to cover any write-off of amounts due.

     NHC also manages nine other nursing homes owned in part by Mr. Clarke, the owner of Lenox Healthcare, Inc. Six of these properties are currently in bankruptcy in the State of Florida and NHC has filed a plan of liquidation which would result, if approved by the Court and other creditors, in NHC or its designee acquiring title to these six properties for the assumption of the outstanding debt and the payment of trade creditors. Two facilities managed for affiliates of Mr. Clarke are in compliance with all the terms and conditions of the Management Agreement. The management contract for one remaining facility located in Carthage, Tenn., could be impacted by the bankruptcy but the effect, at this time, is unknown.

     NHC has been advised by the debtor that the disastrous revenue reductions imposed by the Balanced Budget Act of 1997 have resulted in Lenox's inability to reimburse its rehabilitation service providers such as NHC.

     NHC operates 97 long-term health care centers with 12,754 beds. NHC also operates 35 homecare programs, six independent living centers and assisted living centers at 16 locations. NHC's other services include managed care specialty medical units, Alzheimer's units and a rehabilitation services company.

     Statements in the press release that are not historical facts are forward-looking statements. NHC cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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